Fees Summary	Mar. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 51,750,010.48
Previously Paid Amount	0.00
Total Fee Amount	7,146.68
Total Offset Amount	0.00
Net Fee	$ 7,146.68